UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                October 30, 2003
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-11178             13-3662955
    -------------------- ------------------------ -------------------------
     (State or Other        (Commission File No.)   (I.R.S. Employer
      Jurisdiction of                               Identification No.)
      Incorporation)

           237 Park Avenue
           New York, New York                             10017
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              (Address of Principal                     (Zip Code)
               Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                  625 Madison Avenue, New York, New York 10022
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.          Results of Operations and Financial Condition.

     On October 30, 2003, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 30, 2003


                                       REVLON, INC.


                                       By: /s/ ROBERT K. KRETZMAN
                                       -----------------------------------
                                       Robert K. Kretzman
                                       Senior Vice President, General Counsel
                                       and Secretary




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



                                  EXHIBIT INDEX



Exhibit
Number            Description
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99.1            Press Release, dated October 30, 2003, issued by Revlon, Inc.





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